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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Form on form 10-Q of Women's Golf Unlimited, Inc. (the "Company") for the period ending March 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report), I Robert L. Ross, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
         Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of
                           section 13 (a) or 15(d) of the Securities Exchange Act of 1934 ; and
                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations for the Company.

/s/ Robert L. Ross
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Chairman of the Board and
Chief Executive Officer
May 14, 2003